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                                                                EXHIBIT 10.29.4


                     AMENDMENT TO ASSET PURCHASE AGREEMENT

         This Amendment (this "Amendment") to Asset Purchase Agreement (the "Purchase Agreement") between Ameron Broadcasting, Inc. ("Ameron") and Capstar Acquisition Company, Inc. ("Capstar"), dated as of April 24, 1997, as such may have been previously amended, is entered into this 9th day of May, 1997. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Purchase Agreement.

         Notwithstanding anything to the contrary contained in the Purchase Agreement, Ameron and Capstar hereby agree that Capstar shall have the right to extend the Closing until October 15, 1997 (the "Extension Right"), which right it may exercise at any time on or before the third business day after the FCC Consents have been given by Final Order by giving written notice to Ameron; provided, however, that such Extension Right may not be exercised if Capstar is in default under the Purchase Agreement. If Capstar exercises the Extension Right, the Purchase Price shall be increased by an additional $65,000.00. This Amendment is intended to comply with the terms of Section 12.3 of the Purchase Agreement.

         IN WITNESS WHEREOF, Ameron and Capstar have caused this Amendment to be signed as of the date first set forth above.

                                       AMERON BROADCASTING, INC.


                                       By: /s/ Ronald W. Recker
                                           -----------------------------------
                                       Name:   Ronald W. Recker
                                       Title:  Secretary



                                       CAPSTAR ACQUISITION COMPANY, INC.


                                       By: /s/ William S. Banowsky, Jr.
                                           -----------------------------------
                                               William S. Banowsky, Jr.
                                               Vice President